Investments in Unconsolidated Subsidiaries and Affiliates (Details 1) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Summary of results of operations reported by the investees
Net revenue	$ 1,856	$ 5,697	$ 4,374
Finance and interest income	63	67	62
Total revenue	1,919	5,764	4,436
Gross profit	388	1,312	1,022
Operating income	311	663	577
Net income	$ 243	$ 320	$ 301